UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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LIMELIGHT NETWORKS, INC.

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Limelight Q&A

GENERAL

1.	Why is Limelight combining with Edgecast? Why now?

•	We complement each other well and the combination will allow us to do more together than we could apart.

•	Uniting our companies will accelerate our strategy and create an industry leader in edge-enabled software solutions serving the outcome buyer.

•

Through this combination, we will be better positioned to serve clients by leveraging the combined, global scale of our shared networks. Further, Edgecast has security and video capabilities that enhance our web applications and revenue diversification efforts.

•	The combined capabilities of our organizations allow us to deliver best-in-class delivery capabilities, edge solutions and proprietary web security offerings that will serve companies of all sizes.

2.	Can you tell me more about Edgecast? How does Edgecast fit within Limelight’s strategy?

•	Edgecast is a business unit of Yahoo and a leading provider of edge security, content delivery and video services with a multi-layered cloud security platform.

•	Edgecast was founded in 2006 with headquarters in Los Angeles, California. The Company serves 750+ customers across the globe and has generated more than 148 issued patents.

•

At Limelight, we have spent the last year executing on our transformation to become the industry-leader in edge access and content delivery services. The combination will strengthen our global delivery scale and accelerate our web applications business.

•	This transaction is about accelerating and building on all that we have accomplished, not about changing our strategy.

3.	Who is Apollo? What is their role in the transaction?

•

Apollo is a global alternative asset manager with more than three decades of experience investing in and working with leading management teams to build and transform great businesses. Apollo provides companies with innovative capital solutions and support to fund their growth and build stronger businesses.

•

Apollo Funds’ significant / $300 million equity investment in the combined company reflects its confidence in continued momentum in the edge-enabled technology revolution and support of Edgio’s vision to become an edge-computing leader.

•	Apollo will have an active role in our future with the appointment of three new members to the Edgio Board of Directors.

4.	How do Limelight’s and Edgecast’s cultures compare?

•	Limelight and Edgecast are both client-centric companies with a commitment to empowering and improving the digital world through innovative tools and secure edge access.

•	Both companies are committed to delivering high-quality, secure experiences for their clients.

•

As we look to our future as a combined organization, we will incorporate these shared values, as well as the best practices of both companies, to ensure continuity for clients, employees and other stakeholders.

5.	When will the renaming as Edgio occur?

•

Limelight has begun the process of rebranding as Edgio, with the two companies combining to operate as Edgio following the close of the transaction. No use of Edgio should be shared or used outside of guidelines from corporate marketing. A detailed schedule for the brand introduction and use, along with a brand roadshow will take place in the coming months. If you have questions, please reach out to the corporate marketing team.

•	Until the transaction closes, Limelight and Edgecast will continue to operate as separate companies, and it remains business as usual.

6.	What are the companies’ plans for combining operations? Who will make up the integration team?

•

There are still many decisions to be made. We expect the transaction to close in second half of 2022. Until the transaction closes, Limelight and Edgecast will continue to operate as separate companies, and it remains business as usual.

•

We are establishing a team with leaders from both companies to develop a detailed and thoughtful integration plan and make the post-closing transition as seamless as possible. We will keep you informed as we have material updates.

7.	Will there be changes to leadership? Other operations?

•	Given we just announced the transaction, there are still many decisions to be made that require a thoughtful approach.

•	Bob Lyons will lead Edgio as the CEO of the combined company.

•

We will build on the collective strengths of our organizations to advance our strategy to be the leading solutions provider of choice for clients looking to deliver a fast, secure and frictionless digital experience to end-users.

•	When there are material updates to share, we will have First Team meetings or share news via company email updates. In the meantime, it’s business as usual for everyone at both companies.

EMPLOYEES

8.	Why is Limelight combining with Edgecast? Why now?

•	We complement each other well and the combination will allow us to do more together than we could apart.

•	Uniting our companies will accelerate our strategy and create an industry leader in edge-enabled software solutions serving the outcome buyer.

•

Through this combination, we will be better positioned to serve clients by leveraging the combined, global scale of our shared networks. Further, Edgecast has security and video capabilities that enhance our web applications and revenue diversification efforts.

•	The combined capabilities of our organizations allow us to deliver best-in-class delivery, edge solutions and proprietary web security offerings that will serve companies of all sizes.

9.	Can you tell me more about Edgecast?

•	Edgecast is a business unit of Yahoo and a leading provider of edge security, content delivery and video services with a multi-layered cloud security platform.

•	Edgecast was founded in 2006 with headquarters in Los Angeles, California. The Company serves 750+ customers across the globe and has generated more than 148 issued patents.

10.	Who is Apollo? What is their role in the transaction?

•

Apollo is a global alternative asset manager with more than three decades of experience investing in and working with leading management teams to build and transform great businesses. Apollo provides companies with innovative capital solutions and support to fund their growth and build stronger businesses.

•

Apollo Funds’ [significant / $300 million] equity investment in the combined company reflects its confidence in continued momentum in the edge-enabled technology revolution and support of Edgio’s vision to become an edge-computing leader.

•	Apollo will have an active role in our future with the appointment of three new members to the Edgio Board of Directors.

11.	What does this mean for employees?

•

This is a transformative step in Limelight’s journey to become the leader in edge-enabled software solutions. Together we will create a powerful solutions provider to deliver improved performance, productivity and security, and enhance our value proposition to clients and outcome buyers in the fast-growing edge computing market.

•	While we are all excited about this transaction and the opportunities it will create for our organization, today is just the first step.

•	Until the transaction closes, Limelight and Edgecast will continue to operate as separate companies.

•	It is business as usual, and we are counting on you to remain focused on your day-to-day responsibilities and delivering the best experience possible to our clients.

12.	How does this transaction change Limelight’s strategy?

•

Limelight has spent the last year executing on our radical transformation to become the industry-leader in edge access and content delivery services. The combination will strengthen our global delivery scale and accelerate our web applications business.

•	We have made incredible progress and continue to be energized by the momentum across the business.

•	This transaction is about accelerating and building on all that we have accomplished together, not about changing our strategy.

13.	How do Limelight’s and Edgecast’s cultures compare?

•	Limelight and Edgecast are both client-centric companies with a commitment to empowering and improving the digital world through innovative tools and secure edge access.

•	Both companies are committed to delivering high-quality, secure experiences for their clients.

•

As we look to our future as a combined organization, we will incorporate these shared values, as well as the best practices of both companies, to ensure continuity for clients, employees and other stakeholders

14.	What are the companies’ plans for combining operations? Can I begin to collaborate with Edgecast employees?

•	Until the transaction closes, Limelight and Edgecast will continue to operate as separate companies.

•

Importantly, you should not reach out to anyone at Edgecast regarding company business matters unless you are specifically instructed to do so. That includes sharing any confidential or sensitive information.

•

We are establishing a team with leaders from both companies to develop a detailed and thoughtful integration plan and make the post-closing transition as seamless as possible. We will keep you informed as we move forward.

15.	Will there be changes to leadership? Other operations?

•	Given we just announced the transaction, there are still many decisions to be made that require a thoughtful approach.

•	Bob Lyons will lead Edgio as the CEO of the combined company.

•

We will build on the collective strengths of our organizations to advance our strategy to be the leading solutions provider of choice for clients looking to deliver a fast, secure and frictionless digital experience to end-users.

•	When there are material updates to share, we will have First Team meetings or share news via company email updates. In the meantime, it’s business as usual for everyone at both companies.

16.	Will my reporting structure change?

•	There are still many decisions to be made.

•	We expect the transaction to close in the second half of 2022, and until then, Limelight and Edgecast will continue to operate as separate companies.

•	We are committed to conducting a thoughtful integration planning process and will continue to keep you updated.

•	All of us should remain focused on our day-to-day responsibilities and delivering the best experience possible to our clients.

17.	Should I expect changes to my compensation or benefits as a result of this transaction?

•	Until the transaction closes, Limelight and Edgecast will continue to operate as separate companies.

•	We do not expect changes to Limelight employee compensation or benefits as a result of this transaction.

•	We will continue to keep you informed as we move forward.

18.	Will there be layoffs? What other changes will be made?

•	There are still many decisions to be made, and we do not expect to close the transaction until the second half of 2022.

•

We are establishing a team with leaders from both companies to develop a detailed and thoughtful integration plan and make the post-closing transition as seamless as possible. We will keep you informed as we move forward.

•

As in any merger of this type, there may be some overlap and redundancies in a small number of roles. That said, this transaction really is about growing the combined business, which is expected to involve adding resources over time. We want to continue our strategy to become an edge-computing leader with a scaled solutions platform and will be making decisions that support our ambitions.

•	We will continue to evaluate our workforce and operating footprint and make decisions that are in the best interests of our stakeholders.

19.	[If I leave the company during the merger process // because of the transaction, will I be entitled to receive severance and/or other separation benefits?

•	There are still many decisions to be made, and the details for bringing together our organizations will be determined as part of our integration planning process.

•

As in any merger of this type, there may be some overlap and redundancies in a small number of roles. If a determination is made that involves someone’s role, we are committed to treating any impacted employees fairly and with respect. If that should occur, we intend to continue our existing practices and agreements with respect to severance and other separation benefits.

20.	What will be the name of the combined business?

•

Limelight will rebrand as Edgio, with the two companies combining to operate as Edgio following the close of the transaction. No use of Edgio should be shared or used outside of guidelines from corporate marketing. A detailed schedule for the brand introduction and use, along with a brand roadshow will take place in the coming months. If you have questions, please reach out to the corporate marketing team.

21.	When will the renaming as Edgio occur?

•	We are planning for the new brand to take effect at the close of the transaction. We will continue to share updates as we move through this process.

22.	Who will lead the combined company?

•	Bob Lyons will lead Edgio as the CEO of the combined company.

23.	What does this transaction mean for current Limelight clients as well as prospects?

•	This should be seamless for clients for the foreseeable future.

•

By uniting with Edgecast, we will be better positioned to serve them by leveraging the scale of our shared networks and capabilities to deliver best-in-class edge solutions and proprietary web security offerings that will serve companies of all sizes.

•	The company will be the leading solutions provider of choice for clients looking to deliver a fast, secure and frictionless digital experience to end-users.

•	For now, until the transaction closes, it is business as usual and clients should expect no changes in how we work together.

•	We will continue to deliver the high-quality service and support Limelight is known for.

24.	When do you expect the transaction to close? What needs to happen before then?

•	We expect the transaction to close in the second half of 2022. Until then, Limelight and Edgecast will continue to operate as separate companies.

•	During this time, all of us should remain focused on our day-to-day responsibilities and delivering the best experience possible to our clients.

25. What should I say if I am asked about this announcement by members of the media or other third parties?

•	Please forward all media inquiries to Katherine Webb @ kwebb@llnw.com.

26. Who can I contact if I have more questions?

•	As we have material updates, we will hold First Team meetings to keep you informed regarding our progress toward closing and integration planning.

•	If you have additional questions, please reach out to your manager / PX business partner.

CLIENTS

27.	What was announced?

•	Limelight and Edgecast have agreed to combine in an all-stock transaction.

•	Edgio will be the leading solutions provider of choice for clients looking to deliver a fast, secure and frictionless digital experience to end-users.

•

The combination will significantly expand our capabilities in the rapidly growing edge computing market, adding industry-leading, multi-layered cloud security, content delivery and video platform offerings.

•	Limelight will rebrand as Edgio, with the two companies combining to operate as Edgio following the close of the transaction.

28.	Can you tell me more about Edgecast?

•	Edgecast is a business unit of Yahoo and a leading provider of edge security, content delivery and video services with a multi-layered cloud security platform.

•	Edgecast was founded in 2006 with headquarters in Los Angeles, California. The Company serves 750+ customers across the globe and has generated more than 148 issued patents.

29.	How will this combination affect clients? What are the benefits for clients?

•	Together, we will create a powerful solutions provider to enhance value and service to you.

•

Our combined company will be named Edgio and will deliver significantly improved network performance and traffic efficiency, coupled with natively integrated cloud security, edge video platform and AppOps, to meet the changing needs of your customers.

•	For now, until the transaction closes, it is business as usual.

•	We will continue to work with you as we always have, delivering the high-quality service and support Limelight is known for.

30.	Will there be any changes to products or services currently provided by Edgecast / Limelight?

•	Until the transaction closes, it is business as usual, and you should expect no changes in how we work together.

•	The process is expected to be seamless for our clients. We will continue to work with you as we always have, delivering the high-quality service and support for which Limelight is known.

•	We will keep you informed of our progress toward closing and the improved capabilities Edgio will provide.

31.	Will there be changes to how clients work with Limelight / Edgecast? What happens to client contracts / agreements?

•	Until the transaction closes, it is business as usual, and you should expect no changes in how we work together.

•	We will continue to honor all commitments and agreements.

32.	How will you combine networks following the transaction close?

•	Edgio expects to operate both the Limelight and Edgecast networks for the first 12 months post-close and fully integrate into one network in 2023.

•	We are establishing a team with leaders from both companies to develop a detailed and thoughtful integration plan and make the post-closing transition as seamless as possible.

33.	When will the transaction be completed?

•	We expect the transaction to close in the second half of 2022. Until then, Limelight and Edgecast will continue to operate as separate companies.

34.	Who can I contact if I have more questions?

•	You should continue to reach out to your usual point of contact at this time.

VENDORS / BUSINESS PARTNERS

35.	What was announced?

•	Limelight and Edgecast have agreed to combine in an all-stock transaction.

•	Edgio will be the leading solutions provider of choice for clients looking to deliver a fast, secure and frictionless digital experience to end-users.

•

The combination will significantly expand our capabilities in the rapidly growing edge computing market, adding industry-leading, multi-layered cloud security, content delivery and video platform offerings.

•	We are excited about the compelling benefits for our clients, investors, employees and other stakeholders.

36.	Can you tell me more about Edgecast?

•	Edgecast is a business unit of Yahoo and a leading provider of edge security, content delivery and video services with a multi-layered cloud security platform.

•	Edgecast was founded in 2006 with headquarters in Los Angeles, California. The Company serves 750+ customers across the globe and has generated more than 148 issued patents.

37.	Why is Limelight combining with Edgecast?

•	We complement each other well and the combination will allow us to do more together than we could apart.

•	Uniting our companies will accelerate our strategy and create an industry leader in edge-enabled software solutions serving the outcome buyer.

•

Through this combination, we will be better positioned to serve clients by leveraging the combined, global scale of our shared networks. Further, Edgecast has security and video capabilities that enhance our AppOps and revenue diversification efforts. The combined capabilities of our organizations allow us to deliver best-in-class delivery capabilities, edge solutions and proprietary web security offerings that will serve companies of all sizes.

38.	What does this mean for Limelight’s vendors / business partners?

•	Until the transaction closes, Limelight and Edgecast will continue to operate as separate companies and it is business as usual.

•

We remain as focused as ever on maintaining our strong partner relationships and will continue to work with you as we always have. You should not expect changes to our relationship or how you conduct business with us.

•	We value our important relationship with you and look forward to working closely with you into the future.

•	Thank you for your continued support and partnership.

39.	Will my contract or relationship with Limelight / Edgecast change?

•	No. Until the closing of this transaction, Limelight and Edgecast will continue to operate as separate companies and it is business as usual.

•	You should not expect any changes to our relationship or how you conduct business with us.

•	We value our important relationship with you and look forward to working closely with you into the future.

40.	When will the transaction be completed?

•	We expect the transaction to close in the second half of 2022.

41.	Who can I contact if I have more questions?

•	You should continue to reach out to your usual point of contact.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Employee Letter

Dear First Team,

I am thrilled to share some exciting news — the next transformative step in Limelight’s journey to become a leader in edge-enabled software solutions. We have entered into an agreement to acquire Yahoo’s Edgecast, a leading provider of edge security, content delivery and video services.

Together we will create a powerful platform to deliver improved performance, productivity and security, and enhance our value proposition to clients and outcome buyers in the fast-growing edge computing market. The combined company — to be named Edgio — will be the leading solutions provider for clients looking to deliver a fast, secure and frictionless digital experience to end-users. This transaction is not about changing our strategy, but rather about accelerating and building on all that we have accomplished together. Notably, we are partnering with Apollo, one of the largest asset managers serving many of the world’s most sophisticated investors, and they are making a significant investment in the combined company, which demonstrates tremendous support for our growth strategy and innovative vision.

Our timing could not be better, as improving the speed and performance of websites and enterprise apps, supporting high-resolution streaming video and preventing costly cybersecurity breaches have only become more critical to the valued clients we serve. As Edgio, we will be better positioned to serve companies of all sizes by leveraging the scale of our shared networks and capabilities to deliver best-in-class edge solutions and proprietary web security offerings. I look forward to our talented organizations working together to create enhanced value for all our combined stakeholders.

In terms of next steps, we currently expect the transaction to close in the second half of 2022. Until then, Limelight and Edgecast will continue to operate as separate companies, and no one should use the Edgio brand until corporate marketing provides resources, and a transition plan for implementation. All of us at Limelight should remain focused on our day-to-day responsibilities and delivering the best experience possible to our clients. Following the close, I will lead Edgio as the company’s CEO and together, we will continue to achieve what many did not think was possible. I cannot emphasize enough the importance of staying focused on our clients and the critical work we do every day. As we have material updates, we will hold First Team meetings to keep you informed regarding our progress toward closing and integration planning.

I have included this morning’s press release and will also hold a First Team meeting today at 4pm MST/6pm ET where we’ll discuss this combination and what it means. You should receive an invitation shortly, and I look forward to speaking with all of you. This call will be recorded and posted shortly after, for those unable to attend.

On behalf of the ELT, thank you for your continued dedication to our clients, shareholders and the entire First Team. I hope you share my excitement for our future as Edgio and the opportunities ahead!

All the best,

Bob

ENCLOSURES: Press Release and Employee FAQ

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Senior Leader Toolkit

Overview

This morning, we announced that we have entered into an agreement to acquire Edgecast, a leading provider of edge security, content delivery and video services. Additionally, Limelight will rebrand as Edgio and following the close of the transaction, the combined company will continue as Edgio – will be a leading solutions provider of choice for outcome-oriented businesses and clients looking to deliver a fast, secure and frictionless digital experience to end-users. This is a transformative transaction for Limelight and represents another step in our journey to become the global leader in edge-enabled software solutions.

Your Role

As First Team senior leaders, you play an important role in ensuring team members and other stakeholders have consistent information about the benefits of this transaction and what it means for them. Your teams will have questions, and we want to make sure you’re equipped with the resources to address as many of them as possible. This document and the attached materials are designed to assist you.

Attached and/or below you will find:

•	The press release we issued at approximately 4:45 a.m. MT (attached);

•	An employee letter and employee FAQ that was distributed;

•	Talking points for use with your teams (below).

Keep in mind how you discuss this announcement will affect how your team members respond. We will have a global First Team meeting at 4:00 p.m. MT (Arizona). Following that, we need all of you to schedule and hold separate follow-up meetings with your respective teams to discuss the announcement in further detail and address questions. Please stay positive and forward-looking and encourage people to think and act constructively. Employees with material questions or concerns that you are unable to address should speak to their First Team leader or reach out to People Experience. In addition, it is important to reiterate that this should have no impact on our day-to-day operations, and we remain focused on continuing to deliver the best experience possible for our clients and building on the great momentum we’ve already seen this year.

Communications Guidelines

As you familiarize yourself with these materials, please keep in mind:

•

Our top priority is ensuring that this is a smooth announcement for our First Team, clients and other stakeholders. Remind your teams to stay focused on their responsibilities so that we can continue to provide our clients with the industry-leading technology solutions they have come to expect.

•	Be sensitive to employees’ needs and listen to their concerns, but please do not offer your own opinion about the transaction – you are a leader and represent the company in this context.

•	Don’t speculate. It’s always OK to acknowledge that we don’t yet have all the answers. In these situations, the below response can be used:

“That’s a great question. It is early in the process, and I do not have all the answers today. I will look into that and get back to you as soon as I can.”

•

The attached documents and messages have been approved by legal counsel and some will be filed with the SEC. Therefore, it is important that you do not add to or alter these materials or any other communications you may receive in the future regarding this announcement.

•

It is important we speak with one voice. This announcement may lead to inquiries from the media or other third parties. Consistent with usual policies, please forward any inquiries you receive to Katherine Webb at kwebb@llnw.com.

•

We currently expect the transaction to close in the second half of 2022. Until then, Limelight and Edgecast will continue to operate as separate companies, and we must all remain focused on our day-to-day responsibilities to deliver the best experience possible for our clients.

Talking Points for Use With Employees

What We Announced

•	We have entered into an agreement to acquire Yahoo’s Edgecast, a leading provider of edge security, content delivery and video services, to create a leader in edge-enabled software solutions.

•	The combined company, upon close, will continue as Edgio and will be a global leader in edge-enabled software solutions.

•

This is a transformative transaction for Limelight. The combination will significantly expand our capabilities in the rapidly growing edge computing market, adding Edgecast’s multi-layered cloud security, content delivery and video platform offerings.

•

By combining with Edgecast, we will leverage the scale of our shared networks and capabilities to deliver best-in-class edge solutions and proprietary web security offerings that will help companies of all sizes deliver exemplary digital experiences for their clients around the world.

•

For those of you who may not be familiar, Edgecast is a business unit of Yahoo and a leading provider of edge security, content delivery and video services with a multi-layered cloud security platform.

•

By uniting Limelight and Edgecast, we will create a powerful platform to deliver improved client performance, productivity and security, enhancing our value proposition in one of the fast-growing yet fragmented edge computing markets.

What This Means for Employees

•	While we are all excited about this transaction and the opportunities it will create for our organization, today is just the first step.

•	Until we complete the transaction, which we currently expect to occur in the second half of 2022, Limelight and Edgecast will continue to operate as separate companies.

•	It is business as usual at Limelight, and we are counting on you to remain focused on your day-to-day responsibilities and delivering the best experience possible to our clients.

Next Steps / Closing

•	We will keep you informed regarding our progress toward closing and integration planning as we have updates to share.

•	We hope you share our excitement for our future as Edgio, the opportunities ahead and all that we’ll be able to provide for our clients.

•	As always, thank you for your continued dedication to Limelight and our clients.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Edgecast Employee Letter from Bob Lyons

Subject: Let’s Be Legendary!

Edgecast Team,

On behalf of the entire Limelight team, I am emailing to welcome you to our new company and share our excitement in uniting with you.

Together as Edgio, we will create a global leader in edge-enabled software solutions to deliver improved online performance, productivity and security to an exceptional base of clients, including some of the world’s leading technology companies, streaming services and most-visited websites.

Many of you likely know about, and have an opinion of, Limelight. What you may not know is that since I joined Limelight a little over a year ago, we’ve been radically transforming this company to address many of the challenges we faced to become an industry leader in edge access, content delivery and web applications services. Like Edgecast, our clients trust us to serve the highest-quality digital experiences to their customers around the world, such as livestreamed sporting events, global movie launches, video games and file downloads for new phone apps. We have made incredible progress with this strategy and continue to be energized by the momentum across the business. Our combination will only accelerate and build on all we have done across our organizations to create the global leader in best-in-class, scaled edge solutions.

I have an enormous amount of respect for Edgecast. Similar to Limelight, Edgecast is a client-centric company with a commitment to empowering and improving the digital world through innovative tools and secure edge access. As Edgio, we will enhance our shared scale and geographic reach, creating a global leader in the software-defined edge compute and delivery market with an expanded security business. We believe that Limelight and Edgecast are ideal strategic partners in every way.

As a combined organization, we will incorporate these shared values, as well as the best practices of both companies, to ensure continuity for clients, employees and shareholders. We look forward to keeping you informed regarding our combined operations post-close as we have updates to share. In the meantime, we created a microsite to begin sharing relevant information and resources with you. You should receive access instructions following the First Team meeting.

A key factor to our ongoing success will be each of you. We will rely on you to continue to deliver edge-enabled solutions to an expanded base of clients and to provide exceptional digital experiences for their end users.

I look forward to meeting as many of you as I can in the coming months to discuss the transaction in greater detail and the opportunities ahead. I am excited about partnering together and look forward to our bright future.

All the best,

Bob

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Edgecast Employee Letter from Ariff Sidi

Email:

From: Ariff

BCC: Distros in spreadsheet. Ariff’s Team + approx. 20 Employees outside of Ariff’s org

Subject: Update on Edgecast

Team,

I am excited to share that Edgecast has announced an agreement to merge with Limelight Networks, Inc.

Limelight is a leading provider of content delivery and web applications solutions with a global edge network much like our own. Edgecast, as you well know, is a leading provider of content delivery, cloud security and video solutions. Together, this powerful combination of capabilities will accelerate the ambitions of both companies to create a market-leading, edge-enabled software solutions provider capable of delivering improved performance, productivity, media and security to our customers in the fast-growing edge solutions market.

Our new company — to be named Edgio — will be the go-to provider for customers looking to deliver a fast, secure and frictionless digital experience to end-users.

This is the right time to enhance our scale and reach, as improving the speed and performance of websites and enterprise apps, supporting the growth of OTT, preventing cybersecurity incidents and helping customer workloads migrate to the edge have only become more critical to the businesses we serve. Limelight shares our customer-centric approach and drive to innovate, and joining our talented organizations will drive growth and create value for all our stakeholders.

We currently expect the transaction to close in the [second half of 2022]. Until then, Edgecast and Limelight will continue to operate as separate companies, and all of us must remain focused on serving our customers and delivering on our day-to-day responsibilities. Upon closing, Bob Lyons, CEO of Limelight, will lead Edgio. I have had several opportunities to spend time with Bob and I am excited to partner with him on this incredible opportunity for both businesses. We will keep you informed regarding plans to combine our operations and what this next chapter will mean for each of you.

I have attached this morning’s press release [, along with an FAQ to answer initial questions]. We will also hold an All-Hands meeting on DATE at TIME where we will discuss this combination in more detail. Keep an eye out for an invitation to this meeting and I look forward to connecting with you all there.

We have an incredibly talented team and I am constantly thankful for your dedication to the business, each other and our customers. I believe this merger provides us a unique opportunity to disrupt our industry and to further excel and win, and I hope you share my excitement for Edgecast’s future as part of Edgio.

Sincerely,

Ariff Sidi

GM, Edgecast

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of

Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Edgecast Senior Leader Briefing Talking Points

What We Announced

•

Yahoo is spinning off Edgecast, our leading content delivery, cloud security and video platform solutions business, and merging it with Limelight Networks, Inc., a global provider of content delivery and web-site acceleration technology.

•	The combined company — to be named Edgio — will instantly become a global leader in edge-enabled software solutions, which is currently a $100 billion-plus market.

•	With this strategic spinoff, Yahoo taps into an enormous value creation opportunity as Edgio scales globally.

•	Yahoo will retain a key 31.9% stake allowing us to maximize value for our business and our stakeholders as Edgio scales globally.

•	We currently expect the transaction to close in the second half of 2022.

Why The Spinoff Makes Sense

•

To unlock the full potential, Edgecast requires full investment and resources to take it to the next level. The merger of Edgecast and Limelight accelerates both companies’ ability to compete and win in a growing $100 billion+ market.

•

Edgecast and Limelight have complementary product portfolios, similar scale and similar views of the opportunities ahead for edge networks. Both companies have top tier customer lists. This combination is unique in the industry and compelling for both.

•

Edgio’s aim is to become the market-leading, edge-enabled software solutions provider for improved performance, productivity, media, and security. This delivers significant value creation for Edgecast, Limelight and Yahoo.

•	As a key shareholder, Yahoo will help Edgio accelerate while continuing to recognize value for its stakeholders growth in the edge-enabled software solutions market.

•

Yahoo is focused on driving value creation across all of our assets. The spinoff will enable us to focus on key business priorities while also benefiting from new value creation opportunities with Edgio.

What This Means for Employees

•

Edgecast and Limelight are incredibly talented teams today. The combined strengths and synergies deliver a powerful team with significant punch to address the industry’s biggest challenges and serve client needs.

•	While we are all excited about this merger and the opportunities it will create for our employees, customers and organization, today is just the first step.

•	Until we complete the transaction, which we currently expect to occur in the second half of 2022, Edgecast and Limelight will continue to operate as separate companies.

•	As we work to close this transaction, it’s important that we continue executing our day-to-day responsibilities and remain focused on our customers.

•

At close, Bob Lyons, CEO of Limelight, will lead Edgio. Bob, Ariff and the leadership teams from Limelight and Edgecast will be working to lay out the path forward to drive the most successful future for Edgio and its people.

Next Steps / Closing

•	We will keep you informed regarding our progress toward closing as updates become available.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Client Letter

Greetings from Limelight!

We are emailing today to share exciting news – Limelight has entered into an agreement to unite with Edgecast. Together, we will create a globally scaled, powerful platform to deliver improved performance, productivity and security, enhancing our value and service to you. As the demands you face in data, digital content, media and entertainment continue to grow rapidly, our comprehensive, combined solutions will better enable us to serve you and provide a fast, secure and frictionless digital experience to your customers.

We currently expect the transaction to close in the second half of 2022 and upon closing, our combined company will be named Edgio. Until then, Limelight and Edgecast will continue to operate as separate companies, and we will continue to work with you as we always have, delivering the high-quality service and support for which Limelight is known. We’re excited about bringing you Edgio’s combined capabilities and look forward to better serving your needs, today and into the future.

To learn more about this exciting news, please read our press release https://investors.limelight.com/news/press-releases/news-details/2022/Limelight-to-Acquire-Yahoos-Edgecast-Creating-Global-Leader-in-Edge-Enabled-Software-Solutions/default.aspx or visit https://investors.limelight.com/corporate-profile/default.aspx. If you have questions, please reach out to your main contact(s) or Client Support at Limelight. On behalf of the entire Limelight team, thank you for your continued support.

Sincerely,

INSERT

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of

Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Client Talking Points

What We Announced

•	Thank you for taking time to speak with me.

•

We’re excited to share that Limelight has entered into an agreement to merge with Yahoo’s Edgecast, a leading provider of edge security, content delivery and streaming services, to create a global leader in edge-enabled software solutions.

What This Means for Clients

•	Together, we will create a globally scaled, powerful platform to deliver improved performance, productivity and security, enhancing our value and service to you.

•

As the demands you face in data, digital content, media and entertainment continue to grow rapidly, our comprehensive, combined solutions will better enable us to serve you and provide a fast, secure and frictionless digital experience to your customers.

Next Steps / Closing

•	Most importantly, today’s announcement will have no impact on our relationship or the solutions we provide you. In essence, it’s business as usual.

•	We will continue to work with you as we always have, delivering the high-quality service and support for which Limelight is known.

•	We currently expect the transaction to close in the second half of 2022 and upon closing, our combined company will be named Edgio.

•	Until then, Limelight and Edgecast will continue to operate as separate companies. When we do merge our organizations following close, we expect it to be a seamless transition for customers.

•	We’re excited about bringing you Edgio’s combined capabilities and look forward to better serving your needs, today and into the future.

•	As always, please continue to reach out to your main Limelight contact(s) or Client Support if you have questions.

•	On behalf of the entire Limelight team, thank you for your continued support.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Business Partner Letter

Dear [Valued Partner / INSERT GREETING],

We’re excited to share that Limelight has announced an agreement to acquire Edgecast, a leading provider of edge security, content delivery and video services, to create a global leader in edge-enabled software solutions. The companies’ press release can be found here: https://investors.limelight.com/news/press-releases/news-details/2022/Limelight-to-Acquire-Yahoos-Edgecast-Creating-Global-Leader-in-Edge-Enabled-Software-Solutions/default.aspx.

By uniting Limelight and Edgecast, we’re building a powerful platform to enhance our value proposition in one of the fast-growing edge computing markets. The combined company — to be named Edgio — will be the leading solutions provider for businesses looking to deliver a fast, secure and frictionless experience to their clients. With enhanced scale and geographic reach to drive growth, Edgio will be positioned to expand our partnership with you as a valued business partner.

We currently expect the transaction to close in the second half of 2022. Until then, Limelight and Edgecast will continue to operate as separate companies, and your Limelight contacts and contract remain the same. As we move through the details of integrating our companies, we will work with you well in advance on any changes we may need to make.

We value our relationship with your organization and will continue to work together to ensure we meet our clients’ needs. Please continue to reach out to [me / your regular Limelight contact] with questions.

Thank you for your continued support.

Sincerely,

NAME

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,”

“believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Business Partner Talking Points

What We Announced

•	Thank you for taking time to speak with me.

•	Limelight has announced an agreement to acquire Edgecast to create a global leader in edge-enabled software solutions.

•	This is a transformative transaction for Limelight.

•	The combination will significantly expand our capabilities in the rapidly growing edge computing market, adding Edgecast’s multi-layered cloud security, content delivery and video platform offerings.

What This Means for Vendors and Business Partners

•	By uniting Limelight and Edgecast, we’re building a powerful platform to enhance our value proposition to clients in one of the fast-growing edge computing market.

•

We are confident that by leveraging our combined strengths and complementary assets, we can accelerate growth and position the combined company to expand our partnership with you as a valued business partner.

Next Steps / Closing

•	We currently expect the transaction to close in the second half of 2022.

•	Until then, Limelight and Edgecast will continue to operate as separate companies.

•

For now, your contract and contacts with Limelight remain the same. We will continue to work with you as we always have for the foreseeable future, and if there are changes to be made, we will communicate with you well in advance.

•	If you have questions, please continue to reach out to [me / your regular Limelight contact].

•	As always, thank you for your continued support and partnership.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Limelight Investor Analyst Email

Dear [NAME],

This morning, Limelight issued a press release https://investors.limelight.com/news/press-releases/news-details/2022/Limelight-to-Acquire-Yahoos-Edgecast-Creating-Global-Leader-in-Edge-Enabled-Software-Solutions/default.aspx announcing that it has agreed to acquire Edgecast, a business unit of Yahoo, in an all-stock transaction.

We will be hosting an investor call THIS MORNING at 8:00 a.m. ET (6:00 a.m. MT) to discuss the transaction.

•	The webcast will be available http://www.limelight.com

•	To access by phone, INSERT from the United States or INSERT internationally.

The press release announcing the transaction can be found here and the presentation is here.

We will also be arranging 15-minute one-on-one conversations with our management team and I have you scheduled for today @ TIME. Please let me know if this works on your end.

Key highlights of the combination:

•

The combination will create a globally scaled, edge-enabled software solutions provider with pro forma annual revenue of more than $500M across cloud security and web applications (AppOps), content delivery and edge video platform.

•	The transaction values Edgecast at approximately 1xA 2021 revenue, making it immediately accretive to shareholder value.

•	We expect the combination to generate expense run rate synergies of more than $50 million to be achieved within 24 months of close.

•

Yahoo is wholly owned by funds managed by affiliates of Apollo. The Apollo Funds will receive approximately 72.2M shares of Limelight common stock, subject to closing adjustments, and will own approximately 31.9% of the combined company at close.

•	The transaction is currently expected to close in the second half of 2022. The combined company will operate as Edgio following close.

We look forward to speaking with you soon.

Best regards,

Jutta Ward

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward- looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Industry Analyst Email

Dear [INSERT INDUSTRY ANALYST NAME],

We’re pleased to share that Limelight has announced an agreement to acquire Edgecast, a business unit of Yahoo.

The combination will create a global leader in edge-enabled software solutions and is the next step in Limelight’s ongoing transformation from its content delivery network roots. The combined company – to be named Edgio – will deliver significantly improved network performance and traffic efficiency, coupled with natively integrated cloud security, video platform and web applications.

Key highlights from the press release https://investors.limelight.com/news/press-releases/news-details/2022/Limelight-to-Acquire-Yahoos-Edgecast-Creating-Global-Leader-in-Edge-Enabled-Software-Solutions/default.aspx and materials on the Limelight IR website https://investors.limelight.com/corporate-profile/default.aspx:

•

The transaction is expected to enhance Limelight’s total addressable market (TAM) from approximately $37 billion to approximately $40 billion, which includes expanded portfolio targets and new opportunities across OTT video, cloud security and enterprise secure access, in addition to existing content delivery and web applications solutions.

•	Edgio’s network will serve clients across 38 countries and 20% of global internet traffic.

•

The combined company’s diversified customer base will include Fortune 100 clients, as well as some of the world’s leading technology companies, streaming services and most visited websites, including Amazon, Coach, Disney, FSB, HBO Max, Hulu, Microsoft, Peacock, Roblox, Sony, TikTok and Twitter.

•	On a combined basis, the two companies generated $502 million in revenue in 2021.

The companies currently expect the transaction to close in the second half of 2022. [Edgio] expects to operate both the Limelight and Edgecast networks [for the first 12 months post-close] and fully integrate into one network in 2023.

Please let me know if you have questions. We look forward to briefing you soon on this announcement and our future as Edgio.

Best regards,

Sameet Sinha

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Industry Analyst Talking Points

What We Announced

•	Limelight has announced an agreement to acquire Edgecast, a business unit of Yahoo.

•	The combination will create a global leader in edge-enabled software solutions and is the next step in Limelight’s ongoing transformation from its content delivery roots.

•

The combined company — to be named Edgio — will deliver significantly improved network performance and traffic efficiency, coupled with natively integrated cloud security, video platform and web applications.

Creating A Global Leader in Edge-Enabled Software Solutions

•	The transaction is expected to enhance Limelight’s total addressable market (TAM) from approximately $37 billion to approximately $40 billion.

•

This will include expanded portfolio targets and new opportunities across OTT video, cloud security and enterprise secure access, in addition to existing content delivery and web applications solutions.

•	Edgio’s network will serve clients across 38 countries and 20% of global internet traffic.

•

The combined company’s diversified customer base will include Fortune 100 clients, as well as some of the world’s leading technology companies, streaming services and most visited websites, including Amazon, Coach, Disney, FSB, HBO Max, Hulu, Microsoft, Peacock, Roblox, Sony, TikTok and Twitter.

•	On a combined basis, the two companies generated $502 million in revenue in 2021.

Next Steps

•	We currently expect the transaction to close in the second half of 2022.

•	Until then, Limelight and Edgecast will continue to operate as separate companies.

•

Following close, Edgio expects to operate both the Limelight and Edgecast networks for the first 12 months and then fully integrate into one network in 2023. We will keep you informed on Edgio’s combined solutions and the enhanced value and service we expect to provide our clients.

•	Thanks for your interest in Limelight. Please continue to reach out to [me / your main Limelight contact(s)] if you have questions.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight LinkedIn

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Twitter

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Limelight Facebook

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of

Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.